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                         SECURITIES EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported)  March 18, 2003

                            PETROMINERALS CORPORATION
                            -------------------------
                           (Exact Name of Registrant)

                                STATE OF DELAWARE
                            (State of Incorporation)

         1-6336                                         NO. 95-2573652
         ------                                         --------------
(Commission File Number)                     ( I. R. S. Employer Identification)

970 CALLE NEGOCIO, SAN CLEMENTE, CALIFORNIA 92673
-------------------------------------------------
(Address of Principal Executive Offices)       (Zip Code)

(949) 366-3888
--------------
(Registrant's Telephone Number, Including Area Code)


(Former Address, if Changed Since Last Report)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         N/A

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         N/A

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         N/A

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         In order to further reduce costs the Board of Directors at a meeting on March 18, 2003, unanimously agreed to change the Company's certifying accountant, replacing the firm of Brown, Armstrong Accountancy Corporation located in Bakersfield, California, with a local accounting firm, Mendoza Berger Company, L.L.P., of 5500 Trabuco Road in Irvine , California.

ITEM 5.  OTHER EVENTS

         In prior filings the Company announced a jury verdict against Company for a total of $19,257,416.29 [See 8K filed November 7, 2002, and Press release dated October 28, 2002]. On January 17, 2003, the Trial Judge ruled that the evidence offered at trial was insufficient to support the jury's verdict and ordered the Judgment set aside in whole and granted the Company's motion for a new trial. Plaintiff has appealed.

ITEM 6   RESIGNATION OF REGISTRANT'S DIRECTORS

         N/A

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

         N/A

ITEM 8.  CHANGE IN FISCAL YEAR

         N/A

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         N/A



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                            PETROMINERALS CORPORATION

                                            Everett L. Hodges
Dated: March 21, 2003                       --------------------------------
                                            Everett L. Hodges,  President